Exhibit 99.2

WikiPay, Inc. (fka WikiPay, LLC)
Index to Financial Statements
December 31, 2011 and 2010

Page
Number

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheets as of December 31, 2011 and 2010	2

Statements of Operations for the years ended	3
December 31, 2011 and 2010

Statement of Changes in Stockholders' and Members' Equity (Deficit)
for the years ended December 31, 2011 and 2010	4

Statement of Cash Flows for the years ended	5
December 31, 2011 and 2010

Notes to Financial Statements	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
WikiPay, Inc.
Los Angeles, CA

We have audited the accompanying balance sheets of WikiPay, Inc. (formerly known as WikiPay, LLC) as of December 31, 2011 and 2010 and the related statements of operations, changes in stockholders’ and members’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WikiPay, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenue, significant assets or cash flows that raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PS STEPHENSON & CO., P.C.

Wharton, Texas
April 23, 2012

WikiPay, Inc. (fka WikiPay, LLC)
Balance Sheets
As of
December 31, 2011 and 2010

	2011	2010

Assets
Current assets:
Cash and cash equivalents	$4,155	$52,753
Total current assets	4,155	52,753

Fixed assets:
Computer equipment	19,130	11,164
	19,130	11,164
Less: accumulated depreciation	5,116	1,290
Fixed assets, net	14,014	9,874

Other assets:
Domain names	49,900	49,900
Software development costs	37,000	26,562
Other assets	9,062	-
Total other assets	95,962	76,462

Total assets	$114,131	$139,089

Liabilities and Stockholders' Equity (Deficit)
Liabilities
Current liabilities:
Accrued interest	$46,600	$15,000
Loan payable related party	365,000	225,000
Total current liabilities	411,600	240,000

Total liabilities	411,600	240,000

Stockholders' equity (deficit)
Common stock, 10,000,000 shares authoized;
par $0.0001; 51,162 shares issued and outstanding	5	-
Additional paid-in capital	51,157	-
Members' equity	-	43,162
Accumulated deficit	(348,631)	(144,073)
Total stockholders' equity (deficit)	(297,469)	(100,911)

Total liabilities and stockholders' equity (deficit)	$114,131	$139,089

The accompanying notes are an integral part of these financial statements.

WikiPay, Inc. (fka WikiPay, LLC)
Statements of Operations
For the Years Ended
December 31, 2011 and 2010

	2011	2010

Revenues	$214	$735

Cost of sales	15,000	-

Gross profit	(14,786)	735

Selling, general and administrative expenses	158,172	129,808

(Loss) from operations	(172,958)	(129,073)

Other income (expenses):
Interest expense	(31,600)	(15,000)
Total other income (expenses)	(31,600)	(15,000)

Net (loss)	$(204,558)	$(144,073)

The accompanying notes are an integral part of these financial statements.

WikiPay, Inc. (fka WikiPay, LLC)
Statement of Changes in Stockholders' and Members' Equity (Deficit)
For the Years Ended
December 31, 2011 and 2010

	Members' Equity		Common Stock		Additional	Accumulated
	Units	Amount	Shares	Amount	Paid-in Capital	Deficit	Total

Balance January 1, 2010	40,000	$40,000	-	-	-	$-	$40,000

Units issued for services rendered	3,162	3,162	-	-	-	-	3,162

Net income (loss)	-	-	-	-	-	(144,073)	(144,073)

Balance - December 31, 2010	43,162	$43,162	-	$-	$-	$(144,073)	$(100,911)

Units issued for services rendered	8,000	8,000	-	-	-	-	8,000

Effect of conversion to C-corporation	(51,162)	(51,162)	51,162	5	51,157	-	-

Net income (loss)	-	-	-	-	-	(204,558)	(204,558)

Balance - December 31, 2011	-	$-	51,162	$5	$51,157	$(348,631)	$(297,469)

The accompanying notes are an integral part of these financial statements.

WikiPay, Inc. (fka WikiPay, LLC)
Statements of Cash Flows
For the Years Ended
December 31, 2011 and 2010

	2011	2010

Cash Flows Provided From (Used By) Operating Activities
Net (loss)	$(204,558)	$(144,073)
Adjustments to reconcile net income (loss) to net cash
provided from (used by) operating activities:
Depreciation	3,826	1,290
Increase in accrued interest	31,600	15,000
Net cash (used by) operating activities	(169,132)	(127,783)

Cash Flows (Used By) Investing Activities
Purchase of computer equipment	(7,966)	(11,164)
Purchase of domain names	-	(9,900)
Software development costs	(10,438)	(26,562)
Start up costs capitalized	(9,062)	-
Net cash (used by) investing activities	(27,466)	(47,626)

Cash Flows Provided From Financing Activities
Units issued for services rendered	8,000	3,162
Proceeds from loan from related party	140,000	225,000
Net cash provided from financing activities	148,000	228,162

Net increase (decrease) in cash and cash equivalents	(48,598)	52,753
Cash and cash equivalents, beginning of year	52,753	-
Cash and cash equivalents, end of year	$4,155	$52,753

Supplemental disclosure
Interest paid during the period	$3,643	$15,000

Non-cash transactions:
Issuance of members' units for domain names	$-	$40,000
Members' units issued for software development	$8,000	$3,162

The accompanying notes are an integral part of these financial statements.

WikiPay, Inc. (fka WikiPay, LLC)
Notes to Financial Statements
December 31, 2011 and 2010

1.	Organization, Description of Business, and Basis of Accounting

Business Organization
WikiPay, LLC, was founded in October, 2009.  On December 27, 2011, WikiPay, LLC filed Articles of Conversion whereby WikiPay, LLC converted from a limited liability company to a corporation, and changed its name to WikiPay, Inc. (“the Company”).  The Company is an Internet and mobile payment and communications technology platform that provides registered users virtual money transfer, bill payment, and text marketing.  It allows users to perform real-time fund transfers, scheduled transfers, account inquiries for balance and transaction history, bill payment initiation, notifications and alerts, and transaction security verifications.

On February 10, 2012, the Company signed a merger agreement with WikiLoan, Inc. whereby the Company agreed to be acquired in exchange for the issuance of 7,992,000 shares of WikiLoan Series A Preferred Stock.

On March 12, 2012, the WikiLoan, Inc. changed its’ name to The Wiki Group, Inc.

Up to the date of the conversion, the Company was considered a partnership for federal income tax purposes and all income wass taxed to the members individually rather than to the LLC.

Accounting Basis
These financial statements have been prepared on the accrual basis of accounting following generally accepted accounting principles of the United States of America consistently applied. The Company’s fiscal year end is December 31st.  Revenue is recognized upon consummation of a transfer, bill payment or other online activity.  Expenses are recognized in the period in which they are incurred.

Cash and Cash Equivalents
For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

Income Taxes
Up to the date of the conversion, the Company wass not a taxpaying entity for federal income tax purposes, and thus, no income tax expense had been recorded in these financial statements.  Income wass taxed to the members individually rather than the LLC.

As a corporation, the Company accounts for income taxes under ASC 740-10-25.  Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the tax basis of assets and liabilities and their carrying values for financial reporting purposes.  When management determines that it is more than likely that a deferred tax asset will not be realized, a valuation allowance is established. Deferred tax assets and liabilities are measured using enacted tax rates expected to be recovered or settled. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities during the period.   The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date.

The Company follows guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all federal or state income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. As of December 31, 2011there were no amounts that had been accrued in respect to uncertain tax positions.

WikiPay, Inc. (fka WikiPay, LLC)
Notes to Financial Statements
December 31, 2011 and 2010

1.	Organization, Description of Business, and Basis of Accounting (Cont.)

None of the Company federal or state income tax returns is currently under examination by the Internal Revenue Service (“IRS”) or state authorities.  However, fiscal years 2008 and later remain subject to examination by the IRS and respective states.

At December 31, 2011, the Company has established a valuation allowance to reduce the deferred tax asset to the amount that will more likely than not be realized. This is necessary due to the Company’s continued operating losses and the uncertainty of the Company’s ability to utilize all of the net operating loss carryforwards before they will expire through the year 2031.

Fixed Assets
Fixed assets consist of computer equipment and is stated at cost. Depreciation has been calculated on s straight line basis over the estimated useful lives of 5 years.  The cost of maintenance and repairs is expensed as incurred. Depreciation expense for the years ended December 31, 2011 and 2010 was $3,826 and $1,290, respectively.

Recently Issued Accounting Pronouncements
Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification™ (“ASC”) is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company.  Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future consolidated financial statements.

Distributions
Up to the date of conversion, the Company did not pay a distribution to its’ members.

Research & Development
The Company’s policy is to expense any research and development costs as they are incurred. The Company incurred research and development costs of $0 and $0 during the years ended December 31, 2011 and 2010, respectively.

Internally Developed Software Costs
The Company develops software that is utilized to meet the Company’s internal needs and applies Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, and Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed, in determining the costs to be capitalized as internally developed software costs and the expected useful life of the software assets.

At December 31, 2011 and 2010, the Company had unamortized software costs of $37,000 and $26,562.  Developed software costs will be amortized over 5 years using the straight-line method upon completion. There was no amortization expense during the years ended December 31, 2011 and 2010, respectively.

Trademark Costs
At December 31, 2011 and 2010, the Company had capitalized $9,062 and $0 of trademark costs.  These costs consist primarily of the acquisition cost and legal fees associated with the Company’s trademark.  These costs are evaluated annually and as such, it has been determined there has been no impairment of assets during 2011.

Concentrations of Risk
Cash and Cash Equivalents
The Company maintains cash balances at financial institutions insured up to $250,000 by the Federal Deposit Insurance Corporation. Balances exceeded these insured amounts during the year.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification
Certain prior period amounts have been reclassified to conform to current presentation.

WikiPay, Inc. (fka WikiPay, LLC)
Notes to Financial Statements
December 31, 2011 and 2010

2.	Going Concern

As reflected in the accompanying financial statements, the Company has a working capital deficiency of $407,445 and stockholders’ deficiency of $297,469 and used $296,915 of cash in operations during the past two years.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

3.	Purchase of Domain Names from Related Parties

On October 30, 2009, the member officers of the Company purchased the Domain Names from WikiLoan, Inc. and contributed them to the Company in exchange for membership units in the amount of $40,000 representing 40,000 membership units.

4.	Notes Payable Related Party

At December 31, 2011, the Company had the following notes payable outstanding with a member who is a related party:

A promissory note, dated March 23, 2010, in the amount of $150,000, at an interest rate of 12.0% and is due on demand.  At December 31, 2011, there is accrued interest outstanding in the amount of $31,500.

A promissory note, dated October 26, 2010, in the amount of $75,000, at an interest rate of 12.0% and is due on demand.  At December 31, 2011, there is accrued interest outstanding in the amount of $10,500.

A promissory note, dated August 11, 2011, in the amount of $20,000, at an interest rate of 12.0% and is due on demand.  At December 31, 2011, there is accrued interest outstanding in the amount of $1,000.

A promissory note, dated October 6, 2011, in the amount of $120,000, at an interest rate of 12.0% and is due on demand.  At December 31, 2011, there is accrued interest outstanding in the amount of $3,600.

5.	Related Party Transactions

During the years December 31, 2011 and 2010, the Company’s two managing members performed consulting services for the Company and were issued additional membership units in the amount of $8,000 (representing 8,000 additional membership units) in 2011 and $0 in the year ended December 31, 2010.

6.	Key Operating Officers

At December 31, 2011 and 2010, the Company had two officers.  This puts the Company at a high degree of risk if they were no longer able to function in that capacity.

7.	Stockholders’ and Members’ Equity

The Company had 51,162 Membership units outstanding at December 27, 2011 (the date of conversion), and 43,162 units at December 31, 2010.

On December 27, 2011, the Company amended its articles of incorporation in conjunction with its conversion from a limited liability company to a corporation.  The Company authorized 10,000,000 common shares at a par value of $0.0001 per share.  On December 27, 2011, the Company issued 51,162 shares of common stock in exchange for all the membership units outstanding as required by the conversion to a corporation.

At December 31, 2011, the Company had 51,162 shares of common stock outstanding.

8.	Subsequent Events

On February 10, 2012, the company signed a merger agreement with WikiLoan, Inc. whereby the Company agreed to be acquired in exchange for the issuance of 7,992,000 shares of WikiLoan Series A Preferred Stock.

On March 12, 2012, the WikiLoan, Inc. changed its’ name to The Wiki Group, Inc.